Aberdeen Funds: Summary Prospectus

Aberdeen Emerging Markets Debt Local Currency Fund

February 29, 2016

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literaturefixed. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 29, 2016, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2015, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: ADLAX  Class C: ADLCX  Class R: AECRX  Institutional Class: AEDSX  Institutional Service Class: AEDIX

Objective

The Aberdeen Emerging Markets Debt Local Currency Fund (the "Emerging Markets Debt Local Currency Fund" or the "Fund") seeks long-term total return. Total return includes all aspects of return, including dividends, interest and share price appreciation/depreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Debt Local Currency Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges" section on page 200 of the Fund's prospectus and in the "Additional Information on Purchases and Sales — Waiver of Class A Sales Charges" and "Reduction of Sales Charges" sections on pages 154-156 of the Fund's Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75%[1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses[2]	1.15%	1.05%	1.15%	1.08%	1.00%
Total Annual Fund Operating Expenses	2.20%	2.85%	2.45%	1.88%	1.80%
Less: Amount of Fee Limitations/Expense Reimbursements[3]	0.90%	0.95%	0.90%	0.98%	0.90%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements	1.30%	1.90%	1.55%	0.90%	0.90%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Other Expenses have been restated to reflect current fees.

3  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.90% for all Classes of the Fund. This contractual limitation may not be terminated before February 28, 2017 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 29, 2016  01

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Debt Local Currency Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$552	$1,001	$1,476	$2,784
Class C shares	$293	$793	$1,420	$3,108
Class R shares	$158	$678	$1,224	$2,718
Institutional Class shares	$92	$496	$925	$2,121
Institutional Service Class shares	$92	$479	$891	$2,042

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$193	$793	$1,420	$3,108

Portfolio Turnover

The Emerging Markets Debt Local Currency Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58.38% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Emerging Markets Debt Local Currency Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities that are denominated in the currency of an emerging market country and which are issued by: (a) government related bodies of emerging market countries; and/or (b) corporations that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, or (iii) alone or on a consolidated basis derive the highest concentration of their annual revenue or earnings from goods produced, sales made or services performed in emerging markets countries. An emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries can include every nation in the world except the United States, Canada, Japan,

Australia, New Zealand and most countries located in Western Europe.

As noted above, the Fund focuses on emerging market debt securities denominated in the local currencies. The Fund may also invest in private placements including securities issued under Rule 144A or Regulation S ("Regulation S Securities").

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Emerging Markets Debt Local Currency Fund.

The portfolio management team will focus on the entire emerging markets local debt universe, investing in conventional and index-linked bonds, interest rates swaps, foreign exchange, conventional bonds and inflation-linked sovereign and quasi-sovereign bonds. The Fund may invest in both investment-grade and high yield securities (commonly referred to as "junk bonds"). The Fund may invest in securities of any maturity.

The portfolio management team will seek to identify those instruments that are likely to provide the greatest outperformance, taking account of forward-looking risks. They will assess both the risk-return profile of an individual investment, as well as the risk-return impact of its incremental addition to the Fund as a whole, and then construct a broad, risk-controlled portfolio of instruments.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. Derivative instruments may also be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund. The Fund invests in, but is not limited to, the following derivative instruments: credit default swaps ("CDS") (both single name CDS and CDX Index), currency swaps and forwards, and interest rate swaps. CDS may be used to adjust the Fund's exposure to the emerging market debt sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers. CDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. The base currency of the Fund is the U.S. Dollar. Performance may be strongly influenced by movements in currency rates because the Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund. Currency swaps and forwards are primarily used to manage the Fund's currency exposure and interest rate swaps are primarily used to manage the Fund's interest rate exposure.

To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy, the market value of the derivative would be included to meet the 80% minimum. For additional information regarding derivatives, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

The Emerging Markets Debt Local Currency Fund is non-diversified and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers.

Principal Risks

The Emerging Markets Debt Local Currency Fund cannot guarantee that it will achieve its investment objective.

02  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 29, 2016

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Call and Redemption Risk — Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Credit Risk — A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Extension Risk — Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Foreign Government Securities Risk — Debt securities issued by foreign governments are often supported by the full faith and credit of the foreign governments. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The issuer of foreign government securities may be unwilling or unable to pay interest or repay principal when due. A government entity's willingness or ability to repay principal and interest due in a timely manner may be affected by a number of political, economic, financial and other factors. A Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government's debt securities. A foreign government's default on its debt securities may cause the value of securities held by a Fund to decline significantly.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed

  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 29, 2016  03

income securities may be more sensitive to changes in interest rates.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Non-Diversified Fund Risk — Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

Non-Hedging Foreign Currency Trading Risk — Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser's expectations may produce significant losses to the Fund.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund's income.

Private Placements and Other Restricted Securities Risk — Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund's level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Securities Selection Risk — The investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

Valuation Risk — The lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Debt Local Currency Fund. The bar chart shows how the Fund's annual total returns for Institutional Class have varied from year to year. The returns in the table reflect the maximum sales charge for Class A. The table compares the Fund's average annual total returns to the returns of the J.P. Morgan GBI-EM Global Diversified Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns–Institutional Class Shares*
(Years Ended Dec. 31)

*The Annual Total Returns shown above represent a different class than the class selected for the Prospectus dated February 27, 2015. Both classes commenced operations on the same date.

Highest Return: 9.05% – 1st quarter 2012
Lowest Return: -13.05% – 3rd quarter 2015

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2015

	1 Year	Since Inception (May 2, 2011)
Institutional Class shares–Before Taxes	-16.28%	-6.48%
Institutional Class shares–After Taxes on Distributions	-16.79%	-7.18%
Institutional Class shares–After Taxes on Distributions and Sales of Shares	-9.22%	-4.96%
Class A shares–Before Taxes	-20.22%	-7.62%
Class C shares–Before Taxes	-17.91%	-7.42%
Class R shares–Before Taxes	-16.83%	-7.06%
Institutional Service Class shares– Before Taxes	-16.28%	-6.48%
J.P. Morgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses or taxes)	-14.92%	-5.30%

04  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 29, 2016

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Emerging Markets Debt Local Currency Fund's investment adviser and Aberdeen Asset Managers Limited ("AAML") serves as the Fund's subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Brett Diment	Head of Global Emerging Market Debt	Inception
Edwin Gutierrez	Head of Emerging Market Sovereign Debt	Inception
Kevin Daly	Senior Investment Manager	Inception
Viktor Szabó, CFA®	Senior Investment Manager	Inception
Andrew Stanners	Investment Manager	Inception

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), and generally do not apply to retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to apply or waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 29, 2016  05

This page has been intentionally left blank.

06  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 29, 2016

This page has been intentionally left blank.

  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 29, 2016  07

This page has been intentionally left blank.

08  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 29, 2016

AOE-0330-0216